UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2024

EDWARDS LIFESCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way
Irvine, California 92614
(Address of principal executive offices and zip code)

(949) 250-2500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	EW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting, which was held on May 7, 2024, are as follows:

Proposal 1: All the nominees for director listed in Proposal 1 were elected to serve until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Leslie C. Davis	473,738,064.47	345,701.80	1,585,777.67	30,936,513.00
Kieran T. Gallahue	468,309,861.40	5,841,289.80	1,518,392.74	30,936,513.00
Leslie S. Heisz	465,923,804.47	7,991,526.80	1,754,212.67	30,936,513.00
Paul A. LaViolette	447,816,113.40	25,087,719.80	2,765,710.74	30,936,513.00
Steven R. Loranger	468,748,749.40	5,398,101.80	1,522,692.74	30,936,513.00
Ramona Sequeira	468,877,034.47	5,271,179.80	1,521,329.67	30,936,513.00
Nicholas J. Valeriani	465,402,509.40	8,781,079.80	1,485,954.74	30,936,513.00
Bernard Zovighian	472,046,632.40	2,127,076.80	1,495,834.74	30,936,513.00

Proposal 2: The advisory proposal regarding the Company’s named executive officer compensation was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
433,346,235.39	42,323,308.55	0	30,936,513.00

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
453,240,922.47	53,365,134.47	0	0

Proposal 4: The approval of the Company’s Amended and Restated Long-Term Stock Incentive Compensation Program was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
453,798,884.40	21,870,659.54	0	30,936,513.00

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Linda J. Park
Linda J. Park
Date: May 8, 2024		Senior Vice President, Associate General Counsel, and Corporate Secretary

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